                                                                  EXHIBIT 10.15


                         EMPLOYEE STOCK OWNERSHIP PLAN
                              AND TRUST AGREEMENT
                                      OF
                            J. D. EDWARDS & COMPANY

              (As Amended and Restated Effective January 1, 1996)

                               TABLE OF CONTENTS

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Article I Definitions .....................................................    1

   1.1  Plan ..............................................................    1
   1.2  Employer ..........................................................    1
   1.3  Trustee ...........................................................    1
   1.4  Plan Administrator ................................................    2
   1.5  Advisory Committee ................................................    2
   1 6  Employee ..........................................................    2
   1.7  Highly Compensated Employee .......................................    2
   1.8  Participant .......................................................    3
   1.9  Beneficiary .......................................................    3
   1.10 Compensation ......................................................    3
   1.11 Account ...........................................................    5
   1.12 Accrued Benefit ...................................................    5
   1.13 Nonforfeitable ....................................................    5
   1.14 Plan Year .........................................................    6
   1.15 Effective Date ....................................................    6
   1.16 Plan Entry Date ...................................................    6
   1.17 Accounting Date ...................................................    6
   1.18 Trust .............................................................    6
   1.19 Trust Fund ........................................................    6
   1.20 ERISA .............................................................    6
   1.21 Code ..............................................................    6
   1.22 Service ...........................................................    6
   1.23 Hour of Service ...................................................    6
   1.24 Disability ........................................................    7
   1.25 Service for Predecessor Employer ..................................    8
   1.26 Related Employers .................................................    8
   1.27 Leased Employees ..................................................    8
   1.28 Determination of Top Heavy Status .................................    9
   1.29 Disqualified Person ...............................................   11
   1.30 Employer Securities ...............................................   11
   1.31 Exempt Loan .......................................................   11
   1.32 Leveraged Employer Securities .....................................   11

Article II Employee Participants ..........................................   11

   2.1  Eligibility .......................................................   11
   2.2  Year of Service - Participation ...................................   11
   2.3  Break in Service - Participation ..................................   12
   2.4  Participation Upon Re-Employment ..................................   12




                                      i.
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                               TABLE OF CONTENTS
                                  (CONTINUED)

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   Article III Employer Contributions and Forfeitures ...........................   12

   Part 1.  Amount of Employer Contributions and Plan Allocations: Sections 3.1
            through 3.6 .........................................................   12
        3.1 Amount ..............................................................   12
        3.2 Determination of Contribution .......................................   12
        3.3 Time of Payment of Contribution .....................................   12
        3.4 Contribution Allocation .............................................   13
        3.5 Forfeiture Allocation ...............................................   14
        3.6 Accrual of Benefit ..................................................   14

   Part 2.  Limitations on Allocations: Sections 3.7 and 3.8 ....................   15
        3.7 Limitations on Allocations to Participants' Accounts ................   15
        3.8 Definitions - Article III ...........................................   16

   Article IV Participant Contributions .........................................   18

        4.1 Participant Voluntary Contributions .................................   18
        4.2 Participant Rollover Contributions ..................................   18

   Article V Termination of Service - Participant Vesting .......................   18

        5.1 Normal Retirement Age ...............................................   18
        5.2 Participant Disability or Death .....................................   18
        5.3 Vesting Schedule ....................................................   18
        5.4 Cash-Out Distributions to Partially-Vested Participants/Restoration
            of Forfeited Accrued Benefit ........................................   19
        5.5 Segregated Account for Repaid Amount ................................   20
        5.6 Year of Service - Vesting ...........................................   20
        5.7 Break in Service - Vesting ..........................................   21
        5.8 Included Years of Service - Vesting .................................   21
        5.9 Forfeiture Occurs ...................................................   21

Article VI Time and Method of Payment of Benefit ................................   21

        6.1 Time of Payment of Accrued Benefit ..................................   21
        6.2 Method of Payment of Accrued Benefit ................................   23
        6.3 Benefit Payment Elections ...........................................   24
        6.4 Special Distribution and Payment Requirements .......................   25
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                               TABLE OF CONTENTS
                                  (CONTINUED)

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6.5  Distributions Under Domestic Relations Orders ............................  26
6.6  Rollover Distributions ...................................................  27

Article VII Employer Administrative Provisions ................................  28

7.1  Information to Committee .................................................  28
7.2  No Liability .............................................................  28
7.3  Indemnity of Committee ...................................................  28
7.4  Employer Direction of Investment .........................................  28
7.5  Amendment to Vesting Schedule ............................................  29

Article VIII Participant Administrative Provisions ............................  29

8.1  Beneficiary Designation ..................................................  29
8.2  No Beneficiary Designation ...............................................  29
8.3  Personal Data to Committee ...............................................  30
8.4  Address for Notification .................................................  30
8.5  Assignment or Alienation .................................................  30
8.6  Notice of Change in Terms ................................................  30
8.7  Litigation Against the Trust .............................................  30
8.8  Information Available ....................................................  30
8.9  Appeal Procedure for Denial of Benefits ..................................  31
8.10 Participant Direction of Investment ......................................  31

Article IX Advisory Committee Duties with Respect to Participants' Accounts ...  32

9.1  Members' Compensation, Expenses ..........................................  32
9.2  Term .....................................................................  32
9.3  Powers ...................................................................  32
9.4  General ..................................................................  33
9.5  Funding Policy ...........................................................  34
9.6  Manner of Action .........................................................  34
9.7  Authorized Representative ................................................  34
9.8  Interested Member ........................................................  34
9.9  Individual Accounts ......................................................  34
9.10 Value of Participant's Accrued Benefit ...................................  34
9.11 Allocations To Participant's Accounts ....................................  35
9.12 Individual Statement .....................................................  36




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                               TABLE OF CONTENTS
                                  (CONTINUED)

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         9.13    Account Charged  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         9.14    Unclaimed Account Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

Article X        Trustee, Powers and Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         10.1    Acceptance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.2    Receipt of Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.3    Full Investment Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.4    Records and Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         10.5    Fees and Expenses From Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         10.6    Parties to Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         10.7    Professional Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         10.8    Distribution of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         10.9    Distribution Directions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.10   Third Party  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.11   Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.12   Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.13   Interim Duties and Successor Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.14   Valuation of Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.15   Limitation on Liability - If Investment Manager Appointed  . . . . . . . . . . . . . . . . . . . . .  44
         10.16   Participant Voting Rights--Employer Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

Article XI       Repurchase Of Employer Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

         11.1    Put Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         11.2    Restriction on Employer Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         11.3    Lifetime Transfer/Right of First Refusal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         11.4    Payment of Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         11.5    Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         11.6    Terms and Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

Article XII      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

         12.1    Evidence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         12.2    No Responsibility for Employer Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         12.3    Fiduciaries Not Insurers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         12.4    Waiver of Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         12.5    Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         12.6    Word Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
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                               TABLE OF CONTENTS
                                  (CONTINUED)



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         12.7    State Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         12.8    Employment Not Guaranteed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

Article XIII     Exclusive Benefit, Amendment, Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

         13.1    Exclusive Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         13.2    Amendment by Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         13.3    Discontinuance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         13.4    Full Vesting on Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         13.5    Merger/Direct Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         13.6    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51





                                       v.

                         EMPLOYEE STOCK OWNERSHIP PLAN
                              AND TRUST AGREEMENT
                                      OF
                            J. D. EDWARDS & COMPANY

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1996)

      J. D. EDWARDS & COMPANY, a corporation organized under the laws of the State of Colorado, referred to as the "Employer," makes this Agreement with JACK THOMPSON, GREG A. DIXON AND RICHARD E. ALLEN, collectively referred to as the "Trustee. "

                                   RECITALS

      The Employer hereby establishes, within this Trust Agreement, a Plan for the administration and distribution of contributions made by the Employer for the purpose of providing retirement benefits for eligible Employees. The provisions of this Plan shall apply solely to an Employee whose employment with the Employer terminates on or after the Effective Date. The Plan and Trust are amended and restated in their entirety effective January 1, 1996.

      Now, THEREFORE, in consideration of their mutual covenants, the Employer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      1.1 Plan means the retirement plan established by the Employer in the form of this Agreement, designated as the J. D. Edwards & Company Employee Stock Ownership Plan. The Employer has designed this plan to invest primarily in Employer Securities. The Plan is a stock bonus plan referred to as an employee stock ownership plan, designed to invest primarily in Employer Securities.

      1.2 Employer means J.D. Edwards & Company, and, effective January 1, 1996,such other companies as adopt the Plan in writing with the consent of J.D. Edwards & Company. Effective January 2, 1996, J.D. Edwards World Solutions Company and J.D. Edwards World Source Company shall be Employers with respect to the Plan.

      1.3 Trustee means C. Edward McVaney, Daniel J. Ellis and Richard E. Allen, or any successor in office who in writing accepts the position of Trustee. Effective January 1, 1993, Trustee means Jack Thompson, Greg A. Dixon and Richard E. Allen, or any successor in office who in writing accepts the position of Trustee.




                                      1.

      1.4 Plan Administrator is the J.D. Edwards Company unless it designates another person to hold the position of Plan Administrator. In addition to other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

      1.5 Advisory Committee means the Employer's Advisory Committee as from time to time constituted.

      1.6 Employee means any employee of the Employer who (i) regularly performs Service for the Employer within the United States (or, effective for Plan Years beginning before January 1, 1995, Canada), or (ii) is a citizen of the United States who is regularly employed by the Employer outside the United States and, effective January 1, 1989, receives compensation in the form of United States source income. Solely for purposes of crediting service under Sections 2.2, 3.6, and 5.3 of the Plan, the term "employee" shall include, for employees who are eligible to participate in the Plan and who have at least one Hour of Service on or after January 1, 1996 after taking this provision into account, any employee of the Employer who performs Service for the Employer, without regard to the country in which the Services are performed and without regard to the country of citizenship. Effective January 1, 1996, the following employees shall not be eligible to participate in the Plan: (i) an employee who is an attorney at law engaged primarily by the Employer to handle Employer-related litigation, or (ii) an employee who is a permanent resident of a foreign country employed in the United States on temporary assignment for a specific period of time, after which time such employee will return to the foreign country of permanent residence.

      1.7 Highly Compensated Employee means an Employee who, during the Plan Year or during the preceding 12-month period:

          (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code Section 318, and applying the principles of Code Section 318, for an unincorporated entity);

          (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

          (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year);

          (d) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

      If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but not during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under




                                      2.

clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Advisory Committee will treat the highest paid officer as satisfying clause (d) for that year.

      For purposes of this Section 1.7, "Compensation" means Compensation as defined in Section 1.10, except any exclusions from Compensation other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10, and Compensation must include: (i) elective deferrals under a Code Section 401(k) arrangement or under a Simplified Employee Pension maintained by the Employer; and (ii) amounts paid by the Employer which are not currently includible in the Employee's gross income because of Code Section 125 (cafeteria plans) or Code
Section 403(b) (tax-sheltered annuities). The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause (d) and the relevant Compensation, consistent with Code Section 414(q) and regulations issued under the Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Advisory Committee will not treat as a separate Employee a family member (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) of a Highly Compensated Employee described in clause (a) of this Section, or a family member of one of the ten Highly Compensated Employees with the greatest Compensation for the Plan Year, but will treat the Highly Compensated Employee and all family members as a single Highly Compensated Employee. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

      The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday.

      1.8 Participant is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.1. A Participant who ceases to be eligible to participate in the Plan shall continue to be a Participant for all purposes other than for purposes of contribution or forfeiture allocations.

      1.9 Beneficiary is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's, or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.




                                      3.

      1.10 COMPENSATION means the Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits and bonuses). Compensation also includes elective contributions made by the Employer on the Employee's behalf. "Elective contributions" are amounts excludible from the Employee's gross income under Code Section 402(a)(8) (relating to a Code Section 401(k) arrangement), Code Section 402(h) (relating to a Simplified Employee Pension), Code Section 125 (relating to a cafeteria plan) or Code Section 403(b) (relating to a tax-sheltered annuity). The term "Compensation" does not include:

          (a) Employer contributions (other than "elective contributions") to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

          (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

          (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

          (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code
Section 403(b) (whether or not the contributions are excludible from the gross income of the Employee), other than "elective contributions".

      Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

      For any Plan Year, the Advisory Committee must take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. The $200,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section 1.9 and who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If the $200,000 (or adjusted) Compensation limitation applies to the combined Compensation of the Employee and one or more family members, the Advisory Committee will apply the contribution and allocation provisions of Article III by prorating the $200,000 (or adjusted) limitation among the affected


                                      4.

Participants in proportion to each such Participant's Compensation determined prior to application of this limitation. For any Plan Year beginning prior to January 1, 1989, this $200,000 limitation (but not the family aggregation requirement) applies only if the Plan is top heavy (as determined under Section 1.28) for such Plan Year.

      Nondiscrimination. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, "Compensation" means Compensation as defined in this Section 1.10, except any exclusions from Compensation other than the exclusions described in paragraphs (a), (b), (c) and (d), unless the Employer elects to use an alternate nondiscriminatory definition, in accordance with the requirements of Code Section 414(s) and the regulations issued under that Code section. The Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees and all plans of the Employer for any particular Plan Year. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.10 includes elective contributions in the general Compensation definition applicable to the Plan.

      Compensation Limitation. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

      1.11 Account means the separate account(s) which the Advisory Committee or Trustee shall maintain for a Participant under the Plan.





                                      5.

      1.12 Accrued Benefit means the amount standing in a Participant's Account as of any date derived from both Employer contributions and Employee contributions, if any.

      1.13 Nonforfeitable means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

      1.14 Plan Year means the fiscal year of the Plan, a 12 consecutive month period ending every December 31.

      1.15 Effective Date of this Plan is January 1, 1989. The Effective Date of this amendment and restatement is January 1, 1996.

      1.16 Plan Entry Date means Effective Date and every January 1 and July 1 after the Effective Date. The Plan Entry Date for an employee who was ineligible to participate in the Plan and who subsequently becomes eligible to participate in the Plan shall be the later of (i) his Plan Entry Date as defined in the preceding sentence or (ii) the date on which the employee first became eligible to participate in the Plan.

      1.17 Accounting Date is the last day of the Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of the Plan Year.

      1.18 Trust means the Trust created under the Plan

      1.19 Trust Fund means all property of every kind held or acquired by the Trustee under this Agreement.

      1.20 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

      1.21 Code means the Internal Revenue Code of 1986, as amended.

      1.22 Service means any period of time the Employee is in the employ of an Employer, including any period the Employee is on unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means a separation from Service with the Employer maintaining this Plan.

      1.23 Hour of Service means:

          (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties during the Plan Year. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;



                                      6.

          (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than the computation period in which the award, agreement or payment is made; and

          (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph
(c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraph (b) and (c) of Labor Reg. Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

      The Advisory Committee shall not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this
Section 1.23 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service in favor of the Employee.

      The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee. The Advisory Committee will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

      Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the




                                      7.

computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

      1.24 Disability means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this Section
1.24 in a nondiscriminatory, consistent and uniform manner.

      1.25 Service for Predecessor Employer. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer. In addition, the Advisory Committee may, in a uniform and nondiscriminatory matter, credit service with former employers of the Employee as service with the Employer.

      1.26 Related Employers. A related group is a controlled group of corporations (as defined in Code Section 414(b)), trades or businesses (whether or not incorporated) which are under common control (as deemed in Code Section 414(c)) or an affiliated service group (as defined in Code Section 414(m) or in Code Section 414(o)). if the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the limitations on allocations in Part 2 of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the Applicable Code section or by a Plan provision. However, only an Employer described in Section
1.2 may contribute to the Plan and only an Employee employed by an Employer described in Section 1.2 is eligible to participate in this Plan. For Plan allocation purposes, compensation, does not include Compensation received from a related employer that is not participating in this Plan.

      1.27 Leased Employees. The Plan treats a Leased Employee as an Employee of the Employer. A "Leased Employee" is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
Section 144(a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. If a Leased Employee is treated as an Employee by reason of this Section 1.27 of the Plan, " Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.



                                      8.

      Safe harbor plan exception. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code Section 415(c)(3) plus elective contributions (as defined in Section 1.10).

      Other requirements. The Advisory Committee must apply this Section 1.27 in a manner consistent with Code Section 414(n) and Code Section 414(o) and the regulations issued under those Code sections. The Advisory Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan must be a money purchase plan which would satisfy the definition under this Section 1.27 of a safe harbor plan, irrespective of whether the Employer is able to use the safe harbor plan exception.

      1.28 DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code Section 416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code section.

      If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.28, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The



                                      9.

Advisory Committee will calculate the present value of Accrued Benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code Section 416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual method described in Code
Section 411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Advisory Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

      DEFINITIONS. For purposes of applying the provisions of this Section
1.28:

          (a) KEY EMPLOYEE means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code Section 415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or
(iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code Section 414(q)(8) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code Section 416(i)(1) and the regulations under that Code section.

          (b) NON-KEY EMPLOYEE is an employee who does not meet the definition of Key Employee.

          (c) COMPENSATION means Compensation as determined under Section 1.7 (relating to the Highly Compensated Employee definition).

          (d) REQUIRED AGGREGATION GROUP means: (1) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code Section 401(a)(4) or Code Section 410.




                                      10.

          (e) PERMISSIVE AGGREGATION GROUP is ????? Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code Section 401(a)(4) and Code
Section 410. The Advisory Committee will determine the Permissive Aggregation Group.

          (f) EMPLOYER means the Employer that adopts this Plan and any related employers described in Section 1.26.

          (g) DETERMINATION DATE for any Plan Year is the Accounting Date of the preceding Plan Year, or in the case of the first Plan Year of the Plan, the Accounting Date of the Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

      1.29 DISQUALIFIED PERSON has the meaning ascribed to that term under Code
Section 4975(e)(2).

      1.30 EMPLOYER SECURITIES means common stock issued by the Employer (or by a corporation which is a member of the same controlled group as defined in Code
Section 409(1)(4)) having a combination of voting power and dividend rights equal to or in excess of (i) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power, and (ii) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights.

      1.31 EXEMPT LOAN means a loan made to this Plan by a Disqualified Person, or a loan to this Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements to Treasury Regulation Sections 54.4975-7(b).

      1.32 LEVERAGED EMPLOYER SECURITIES means Employer Securities acquired by the Trust with the proceeds of an Exempt Loan and which satisfy the definition of "qualifying employer securities" in Code Section 4975(e)(8).

                                  ARTICLE II

                             EMPLOYEE PARTICIPANTS

      2.1 ELIGIBILITY. Each Employee becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) coincident with or immediately following the later of the date on which the Employee completes one Year of Service or attains the age of 21.

      2.2 YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan under Section 2.1, the Plan takes into account all of his Years of Service with the Employer, except as provided in Section 2.3. "Year of Service" means a 12 consecutive month period during which the Employee completes not less than 1,000 Hours of Service, measuring the beginning of the first 12 month period from the Employment Commencement Date. If the




                                      11.

Employee does not complete 1,000 Hours of Service during the 12 month period ??? ending with the Employment Commencement Date, the Plan measures the second 12 month period from the first day of the Plan Year which includes the anniversary of the Employment Commencement Date. The Plan measures any subsequent 12 month period necessary for a determination of Year of Service for participation by reference to succeeding Plan Years. "EMPLOYMENT COMMENCEMENT DATE" means the date on which the Employee first performs an Hour of Service for the Employer.

      2.3 BREAK IN SERVICE - PARTICIPATION. For purposes of participation in the Plan, the Plan does not apply any Break in Service rule.

      2.4 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates shall re-enter the Plan as a Participant on the date of his re-employment. An Employee who satisfies the Plan's eligibility condition(s) but who terminates employment prior to becoming a Participant becomes a Participant in the Plan on the later of the Plan Entry Date on which the Employee would have entered the Plan had he not terminated employment on the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 2.1.

                                  ARTICLE III

                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

PART 1. AMOUNT OF EMPLOYER CONTRIBUTIONS AND PLAN ALLOCATIONS: SECTIONS 3.1 THROUGH 3.6

      3.1 AMOUNT. The Employer may make its contribution in cash or in Employer Securities as the Employer from time to time may determine. The Employer may make its contribution of Employer Securities at fair market value determined at the time of contribution. The Employer may contribute to this Plan irrespective of whether it has profits. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' "Maximum Permissible Amounts" under Section 3.8.

      The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The Trustee will not return any portion of the Employer's contribution under the provisions of this Section 3.1 more than one year after: (a) the Employer made the contribution by mistake of fact; or
(b) the disallowance of the contribution as a deduction, and then, only to the extent of the disallowance. The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.1 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish the Trustee whatever evidence the Trustee deems necessary to




                                      12.

enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

      3.2 DETERMINATION OF CONTRIBUTION. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

      3.3 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Trustee within the time prescribed by the Code or applicable Treasury regulations.

      3.4 CONTRIBUTION ALLOCATION.

          (A) METHOD OF ALLOCATION. Subject to Section 3.4(B) and any restoration allocation required under Section 5.4, the Advisory Committee will allocate and credit each annual Employer contribution (and Participant forfeitures, if any), to the Account of each Participant who satisfies the conditions of Section 3.6, in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

              (B) TOP HEAVY MINIMUM ALLOCATION.

                  (1) MINIMUM ALLOCATION. If the Plan is top heavy in any Plan
Year:

                      (a) Each Non-Key Employee (as defined in Section 1.28) who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for the Plan Year, irrespective of whether he satisfies the Hours of Service condition under
Section 3.6; and

                      (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee (as defined in Section 1.28). However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

      For purposes of clause (b), "Compensation" means Compensation as defined in Section 1.10, disregarding elective contributions and any exclusions from Compensation, other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10 and disregarding the requirements of Section 3.6. For purposes of this Section 3.4(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for Plan Years beginning after December 31,




                                      13.

1988, a Non-Key Employee's contribution rate does not include any elective contributions under a Code Section 401(k) arrangement nor any Employer matching contributions subject to the nondiscrimination requirements of Code Section 401(k) or of Code Section 401(m). To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.26) as a single plan.

                  (2) METHOD OF COMPLIANCE. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.4(B)(2). The Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the allocation formula under Section 3.4(A). The Employer then will contribute an additional amount for the Account of any Participant who is entitled under this Section 3.4(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

      3.5 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Sections 5.4 or 9.14, the Advisory Committee will allocate the forfeiture in accordance with Section 3.4, as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for the Plan Year. The Advisory Committee will continue to hold the undistributed non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for this benefit until a forfeiture occurs at the time specified in
Section 5.9. Except as provided under Section 5.4, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit. In making a forfeiture allocation under this Section 3.5, the Advisory Committee will base forfeitures of Employer Securities upon the fair market value of the Employer Securities as of the Accounting Date of the forfeitures. Employer Securities may be forfeited only after other assets held in the Participant's General Investment Account are forfeited. If interests in more than one class of Employer Securities have been allocated to any accounts held by a Participant, such Participant must be treated as forfeiting the same proportion of each such class of Employer Securities.

      3.6 ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year.

      Compensation Taken Into Account. In allocating an Employer contribution to a Participant's Account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Section 3.4(B), will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

      Hours of Service Requirement. Subject to the top heavy minimum allocation requirement of Section 3.4(B), the Advisory Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not




                                      14.

complete a minimum of 1,000 Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

      Employment Requirement. A Participant who, during a particular Plan Year, completes the Hours of Service requirement under this Section 3.6 will not share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year unless he is employed by the Employer on the Accounting Date of the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

PART 2.   LIMITATIONS ON ALLOCATIONS: SECTIONS 3.7 AND 3.8

      3.7 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.4, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.7(B)) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

          (A) ESTIMATION OF COMPENSATION. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by an Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, and the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

          (B) DISPOSITION OF EXCESS AMOUNT. If, pursuant to Section 3.7(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

              (a) If the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer




                                      15.

contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. The Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the excess Amount.

              (b) If an Excess Amount still exists and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

              (c) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

          (C) DEFINED BENEFIT PLAN LIMITATION. The Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan. Accordingly, no special defined benefit plan limitation applies under this Plan.

      3.8 DEFINITIONS - ARTICLE III. For purposes of Article III, the following terms mean:

          (a) Annual Addition. The sum of the following amount allocated on behalf of a Participant for a Limitation Year, of (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury Regulations, Annual Additions include excess contributions described in Code Section 401(k), excess aggregate contributions described in Code Section 401(m) and excess deferrals described in Code Section 402(g), irrespective of whether the Plan distributes or forfeits such excess amounts. Annual Additions also shall include Excess Amounts reapplied to reduce Employer contributions under Section 3.7. Amounts allocated to an individual medical account (as defined in Code Section 415(1)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to postretirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

          "Annual Additions" do not include any Employer contributions applied by the Advisory Committee (not later than the due date, including extensions, for filing the Employer's Federal income tax return for that Plan Year) to pay interest on an Exempt Loan, and any Leveraged Employer Securities the Advisory Committee allocates as forfeitures; provided, however, the provisions of this sentence do not apply in a Plan Year for which the Advisory Committee allocates more than one-third (1/3) of the Employer contributions applied to pay principal and interest on an Exempt Loan to Restricted Participants. The Advisory Committee may reallocate the Employer contributions in accordance with
Section 3.4 to the Accounts of




                                      16.

non-Restricted Participants to the extent necessary in order to satisfy this special limitation. For purposes of this Section 3.8, "Restricted Participants" mean Participants who are Highly Compensated Employees within the meaning of Code Section 414(q).

          (b) Compensation. For purposes of applying the limitations of Part 2 of this Article III, "Compensation" means Compensation as defined in Section 1.10, disregarding elective contributions and any exclusions from Compensation, other than the exclusions described in paragraphs (a), (b), (c) and (d) of
Section 1.10.

          (c) Maximum Permissible Amount. The lesser of (i) $30,000 (or, if greater, one-fourth (1/4) of the defined benefit dollar limitation under Code
Section 415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. Effective for Plan Years beginning before January 1, 1990, the dollar amount of clause (i) will increase by the lesser of (1) 100% of the dollar amount in effect for the Plan Year; or (2) the amount of the Employer Securities allocated to the Participant's Employer Securities Account as an Employer contribution for the Plan Year. The immediately preceding sentence does not apply for any Plan Year for which the Advisory Committee allocates more than one-third of the Employer contribution to Restricted Participants. If there is a short Limitation Year, the Advisory Committee will multiply the $30,000 (or adjusted) limitation by the following fraction:

                 NUMBER OF MONTHS IN THE SHORT LIMITATION YEAR
                 ---------------------------------------------
                                      12

          (d) Employer. The Employer that adopts this Plan and any related employers described in Section 1.26. Solely for purposes of applying the limitations of Part 2 of this Article III, the Advisory Committee will determine related employers described in Section 1.26 by modifying Code Section 414(b) and (c) in accordance with Code Section 415(h).

          (e) Excess Amount. The Excess of the Participant's Annual Additions credited to the Participant's Account for the Limitation Year over the Maximum Permissible Amount.

          (f) Limitation Year - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

          (g) Defined Contribution Plan. A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains or losses, and any forfeitures of accounts of other participants which the Plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of
Part 2 of this Article III, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory




                                      17.

Committee ??????? a defined contribution plan an individual medical account (as defined in Code Section 415(1)(2)) included as part of a defined benefit plan maintained by the Employer and for taxable years ending after December 31, 1985, a welfare benefit fund under Code Section 415(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)).

          (h) Defined Benefit Plan. A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

                                  ARTICLE IV

                           PARTICIPANT CONTRIBUTIONS

      4.1 PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit nor require Participant voluntary contributions.

      4.2 PARTICIPANT ROLLOVER CONTRIBUTIONS. The Plan does not permit Participant rollover contributions.

                                   ARTICLE V

                 TERMINATION OF SERVICE - PARTICIPANT VESTING

      5.1 NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is 65 years of age. A Participant who remains in the employ of the Employer after attaining Normal Retirement Age will continue to participate in Employer contributions. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his or her attaining Normal Retirement Age (if employed by the Employer on or after that date).

      5.2 PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with the Employer terminates as a result of death or disability, the Participant's Accrued Benefit derived from Employee contributions will be 100%
Nonforfeitable.

      5.3 Vesting Schedule. Except as provided in Sections 5.1 and 5.2, for each Year of Service, a Participant's Nonforfeitable percentage of his or her Accrued Benefit derived from Employer contributions equals the percentage in the following vesting schedule:

                   Years of Service      Percent of Nonforfeitable
                   with the Employer          Accrued Benefit
                   -----------------     -------------------------
         Any service less than one (l) year        None


                                      18.

   At least one (1) year                                None
   At least two (2) years                               None
   At least three (3) years                              20%
   At least four (4) years                               40%
   At least five (5) years                               60%
   At least six (6) years                                80%
   At least seven (7) or more years                     100%

      Effective the first Plan Year for which the Plan is a top heavy Plan (as defined in Section 1.28) and in all subsequent Plan Years, the Advisory Committee will calculate a Participant's Nonforfeitable Percentage of his Accrued Benefit under the following schedule:

                                                     Percent of
   Years of Service                                Nonforfeitable
   With the Employer                               Accrued Benefit
   -----------------                               ---------------
   Any service less than one (1) year                   None
   At least one (1) year                                None
   At least two (2) years                                20%
   At least three (3) years                              40%
   At least four (4) years                               60%
   At least five (5) years                               80%
   At least six (6) or more years                       100%

      The Advisory Committee will apply the top heavy schedule to Participants who earn at least one Hour of Service after the top heavy schedule becomes effective. A shift between vesting schedules under this Section 5.3 is an amendment to the vesting schedule and the Advisory Committee must apply the rules of Section 7.5 accordingly. A shift to a new vesting schedule under this
Section 5.3 is effective on the first day of the Plan Year for which the top heavy status of the Plan changes.

      5.4 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he or she incurs a Forfeiture Break in Service (as defined in Section 5.8), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions. See
Section 5.9. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.3 is less than one hundred percent (100%). A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

          (A) RESTORATION AND CONDITIONS UPON RESTORATION. A partially-vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer restoration contributions, unless the Participant no longer has a right to restoration under the requirements of this Section 5.4. If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee subject to the




                                      19.

conditions of this paragraph (A), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit shall include restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee shall not restore a re-employed Participant's Accrued Benefit under this paragraph if: (1) 5 years have elapsed since the Participant's first re-employment date following the cash-out distribution; or
(2) The Participant incurred a Forfeiture Break in Service (as defined in
Section 5.8). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

          (B) TIME AND METHOD OF RESTORATION. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Account Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:
(1) the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 3.5; (2) the amount, if any, of the Trust Fund net income or gain for the Plan Year; and (3) the Employer contribution of the Plan Year to the extent made under a discretionary formula. To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 3.1, the additional amount necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one re-employed Participant, then the Advisory Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Advisory Committee will not take into account the allocation(s) under this Section 5.4 in applying the limitation on allocations under Part 2 of Article III.

      5.5 SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the Advisory Committee restores the Participant's Accrued Benefit, as described in Section 5.4, the Trustee will invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Advisory Committee restores the Participant's Accrued Benefit, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. The Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Advisory Committee determines either of the conditions of Section 5.4(a), prevents restoration as of the applicable Accounting Date,




                                      20.

notwithstanding the Participant's repayment. The Advisory Committee will direct the Trustee to commingle the Participant's segregated account with the balance of the Trust Fund as of the second Accounting Date immediately following the date of the Participant's repayment.

      5.6 YEAR OF SERVICE - VESTING. For purposes of vesting under Section 5.3, Year of Service means any Plan Year during which an Employee completes not less than 1,000 Hours of Service with the Employer.

      5.7 BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant incurs a "Break in Service" if during any Plan Year he does not complete more than 500 Hours of Service with the Employer.

      5.8 INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining "Years of Service" under Section 5.6, the Plan takes into account all Years of Service an Employee completes with the Employer, except Years of Service completed prior to January 1, 1987 shall not be taken into account. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

      5.9 FORFEITURE OCCURS. A Participant's forfeiture, if any, of the Participant's Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of: (a) The last day of the Accounting Date of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or,
(b) The date the Participant receives a cash-out distribution. The Advisory Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.9 solely by reference to the vesting schedule of Section 5.3. A Participant will not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.9 or as provided under Section 9.14.

                                  ARTICLE VI

                     TIME AND METHOD OF PAYMENT OF BENEFIT

      6.1 TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to Section 6.3, the Participant or the Beneficiary elects in writing to a different time of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.1. A Participant must consent, in writing, to any distribution required under this Section 6.1 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, or at the time of any prior distribution to the Participant, exceeds or, at the time of the prior distribution, exceeded, $3,500 and the Participant has not attained the later of Normal Retirement Age or age 62. For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount in any form. A distribution date under this



                                      21.

Article VI, unless otherwise specified within the Plan, is the 90th day of the Plan Year, or as soon as administratively practicable following the 90th day of the Plan Year.

          (A) TERMINATION OF EMPLOYMENT FOR A REASON OTHER THAN DEATH. For a Participant who terminates employment with the Employer for a reason other than death, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Accrued Benefit, as follows:

              (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. On the first distribution date in the first Plan Year beginning after the Participant's Separation from Service with the Employer, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has obtained Normal Retirement Age when he separates from Service with the Employer, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

              (2) OTHER THAN DISABILITY AND PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. In the absence of an election by the Participant for an earlier distribution consistent with the provisions of the Plan, the Advisory Committee will direct the Trustee to distribute or to begin distribution of the Participant's Nonforfeitable Accrued Benefit on the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; (b) the Participant attains age 62; or (c) the Participant separates from Service. If the Participant elects an earlier distribution, the Advisory Committee will direct the Trustee to distribute or begin distribution at the earliest distribution date consistent with Section 6.3(A).

              (3) DISABILITY AND PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. If the Participant terminates employment because of Disability, the first distribution date in the first Plan Year beginning after the date on which the Participant terminates employment because of Disability, subject to the notice and consent requirements of this Article VI and to the applicable mandatory commencement dates described in Paragraph (1) or in Paragraph (2). Effective January 1, 1993, if the Participant terminates employment because of Disability, the distribution shall be on the last day of the month following the month in which the Participant terminates employment because of Disability, or as soon thereafter as is administratively practicable, subject to the notice and consent requirements of this Article VI and to the applicable mandatory commencement dates described in Paragraph (1) or in Paragraph (2). Effective January 1, 1996, if the Participant terminates employment because of Disability, the distribution shall be on the first distribution date in the first Plan Year beginning after the date on which the Participant terminates employment.

          (B) REQUIRED BEGINNING DATE. If any distribution commencement date described under Paragraph A of this Section 6.1, either by Plan provision or by Participant election (or nonelection), is later than the participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution under this Section 6.1 on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the April


                                      22.

1 following the close of the calendar year in which the Participant attains age 70 1/2. However, if the Participant, prior to incurring a Separation from Service, attained age 70 1/2 by January 1, 1988, and, for the five Plan Year period ending in the calendar year in which he attained age 70 1/2 and for all subsequent years, the Participant was not a more than 5% owner (as defined in Section 1.7(a)), the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than 5 % owner. Furthermore, if a Participant who was not a more than 5% owner attained age 70 1/2 during 1988 and did not incur a Separation from Service prior to January 1, 1989, his Required Beginning Date is April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment. Effective January 1, 1996, a mandatory distribution at the Participant's Required Beginning Date will be installments in accordance with
Section 6.3 and in amounts sufficient to satisfy the applicable requirements of the Code, particularly section 401(a)(9) of the Code.

          (C) DEATH OF THE PARTICIPANT. In the event of the Participant's death, the Advisory Committee will direct the Trustee to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust in accordance with this Section 6.1(C). The Advisory Committee will determine the death benefit by reducing the Participant's Nonforfeitable Accrued Benefit by any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan, if any.

              (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $3,500. The Advisory Committee must direct the Trustee to pay the deceased Participant's Nonforfeitable Accrued Benefit, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

              (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. Subject to the Notice and Consent requirements of this Article VI, the Advisory Committee must direct the Trustee to distribute or commence distribution of the Participant's undistributed Nonforfeitable Accrued Benefit on the first distribution date in the first Plan Year beginning after the date of the Participant's death, or, if later, the first distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death. If the death benefit is payable to the Participant's surviving spouse in full, the surviving spouse, in addition to the distribution options provided in this Section 6.1(C), may elect distribution at any time this Article VI would permit for a Participant.

      6.2 METHOD OF PAYMENT OF ACCRUED BENEFIT. For Plan Years beginning prior to January 1, 1996, the sole method of distribution under this Plan shall be payment in a lump sum. Effective January 1, 1996, the sole method of distribution under this Plan for benefits not in excess of $3,500 shall be a lump sum payable in cash or in Employer Securities, as elected by the Participant. Effective January 1, 1996, the sole method of distribution under this Plan for benefits in excess of $3,500 shall be a lump sum paid in Employer Securities (and cash for





                                      23.

fractional shares); provided, however, that if, for a Plan Year, the aggregate value of the distributions (taking into account only those distributions that are in excess of $3,500) that otherwise would be made for such Plan Year, equals or exceeds Three Million Dollars ($3,000,000), the sole method of distribution for all such distributions (taking into account only those distributions that are in excess of $3,500) shall be installments paid in Employer Securities (and cash for fractional shares) over the longest period of years permitted under Section 6.4(c) commencing at the latest point in time permitted under Section 6.4(a) or 6.4(b), or any longer period of time applicable to Employer Securities acquired with the proceeds of an Exempt Loan. For purposes of this Section 6.2, the aggregate value of distributions (taking into account only those distributions that are in excess or $3,500) that otherwise would be made for a Plan Year shall be determined as of the first day of such Plan Year, or as soon thereafter as is administratively practicable, and shall take into account the value of the Accounts of all Participants who are eligible to elect to receive a distribution during such Plan Year regardless of whether such Participant has actually elected to receive a distribution for such Plan Year. The Company expressly reserves its rights to eliminate or modify any form of distribution as permitted under section 411(d)(6)(C) of the Code, or any comparable provision of succeeding law, and any regulatory or administrative guidance promulgated thereunder.

      6.3 BENEFIT PAYMENT ELECTIONS. Not earlier than 90 days before nor later than 30 days before the Participant's annuity starting date, the Plan Administrator must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.3. The benefit notice must explain any optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer the date of distribution his benefits shall commence (if his Nonforfeitable Accrued Benefit exceeds $3500) until he attains the later of Normal Retirement Age or age 62. If a Participant or Beneficiary makes an election to begin distributions, as prescribed by this Section 6.3, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.3 is subject to the time of distribution requirements of Section 6.1 and the form of distribution requirements of Section 6.2. The Participant or Beneficiary must make an election under this Section 6.3 by filing his election form with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of this Article VI, unless a provision of this Article VI would permit or require the Advisory Committee to make a distribution to such Participant or Beneficiary.

          (A) PARTICIPANT ELECTIONS AFTER TERMINATION OF EMPLOYMENT. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $3,500, he may elect to have the Trustee commence distribution as of the distribution date in the Plan Year following the year of his Separation from Service, unless
Section 6.2 requires a later distribution commencement date. The Participant may reconsider an election at any time prior to the annuity starting date and may elect to commence distribution as of any other distribution date permitted under the Plan, but not earlier than the date described in the first sentence of this Paragraph (A). A Participant who has separated from Service may elect distribution as of any distribution date following his attainment of Normal Retirement Age, irrespective of the restrictions otherwise applicable under this Section 6.3(A). Prior to January 1, 1996, if the Participant is partially



                                      24.

vested in his Accrued Benefit, an election under this Paragraph (A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 5.8), must be in the form of a cash-out distribution (as defined in Article V). For distributions that occur on and after January 1, 1996, if the Participant is partially vested in his Accrued Benefit, an election under this Paragraph (A) to distribute prior to the Participant's receiving a Forfeiture Break in Service shall be in the form of a cash-out distribution only to the extent lump sum distributions are permitted for such Plan Year under Section 6.2. A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cash-out distribution, the Participant returns to employment with the Employer.

          (B) PARTICIPANT ELECTIONS PRIOR TO TERMINATION OF EMPLOYMENT. After a Participant attains Normal Retirement Age, the Participant, until he retires, has a continuing election to receive all or any portion of his Accrued Benefit, subject to Section 6.2. A Participant must make an election under this Paragraph (B) on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must make a distribution to a Participant in accordance with his election under this Paragraph (B) within the 90 day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Accrued Benefit not distributed pursuant to his election(s) in accordance with the other distribution provisions of this Plan. Effective January 1, 1996, any election made pursuant to this Section 6.3(B) must be consistent with the other provisions of this
Article VI, particularly Section 6.2 and Section 6.4.

          (C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit within a period permitted under Section 6.1. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death. The form in which such Accrued Benefits may be paid is subject to the requirements of Section 6.2

      6.4 SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS. Unless the Participant elects in writing to have the Trustee apply other distribution provisions of the Plan, to the extent available, or unless other distribution provisions of the Plan require earlier distribution of the Participant's Accrued Benefit, the Trustee must distribute the Participant's Accrued Benefit no later than the time prescribed by this Section 6.4, irrespective of any other provision of the Plan. The distribution provisions of this Section 6.4 are subject to the consent and form of distribution requirements of Articles V and VI of the Plan.

          (a) If the Participant separates from Service by reason of the attainment of Normal Retirement Age, death, or Disability, the Advisory Committee will direct the Trustee



                                      25.

to commence distribution of the Participants Nonforfeitable Accrued Benefit not later than one year after the close of the Plan Year in which that event occurs.

      (b) If the Participant separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or Disability, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Nonforfeitable Accrued Benefit not later than one year after the close of the Plan Year which is the fifth Plan Year following the Plan Year in which the Participant otherwise separates from Service. If the Participant resumes employment with the Employer on or before the last day of the fifth Plan Year following the Plan Year of his Separation from Service, the distribution provisions of this paragraph (b) do not apply.

      (c) To the extent installment distributions are required under the Plan, distribution of the Participant's Accrued Benefit must be in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of:

              (i) Owe years or

              (ii) in the case of a Participant with an Accrued Benefit in excess of $500,000, five years plus one additional year (but not more than five additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000 (or such dollar amounts as adjusted from time-to-time by the Secretary of Treasury).

      For purposes of this Section 6.4, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

      6.5 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires such consent, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 6.5 permits a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan. The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable





                                      26.

period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator must provide notice hereunder by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18 month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order. To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may direct the Trustee to invest any partitioned amount in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distribution required under this Section 6.5 by separate benefit checks or other separate distribution to alternate payee(s).

      6.6 ROLLOVER DISTRIBUTIONS.

          (A) APPLICATIONS. This Section applies to distributions made on or about January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributes may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(B) DEFINITIONS.

          (a) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).




                                      27.

              (b) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              (c) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

              (d) Direct rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE VII

                       EMPLOYER ADMINISTRATIVE PROVISIONS

      7.1 INFORMATION TO COMMITTEE. The Employer must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

      7.2 NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee, (unless the Employer is the Advisory Committee), the Trustee or the Plan Administrator (unless the Employer is the Plan Administrator).

      7.3 INDEMNITY OF COMMITTEE. The Employer indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.3 do not relieve the Plan Administrator or any Advisory Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.3, provided the




                                      28.

letter agreement must be consistent with and must not violate ERISA. The indemnification provisions of this Section 7.3 extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

      7.4 EMPLOYER DIRECTION OF INVESTMENT. The Employer has the right to direct the Trustee to the investment and re-investment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer shall execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or reinvestment of any part of the Trust Fund.

      7.5 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date of the Employer adopts the amendment, or the date the amendment become effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. The Participant must file his election with the Plan Administrator within 60 days of the latest of (a) the Employer's adoption of the amendment; and (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section 7.5, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit.

                                 ARTICLE VIII

                     PARTICIPANT ADMINISTRATIVE PROVISIONS

      8.1 BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Accrued Benefit on event of his death and the Participant may designate the form and method of payment. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.



                                      29.

      A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents to the Beneficiary designation. The spousal consent requirement in this paragraph does not apply if the Participant and his spouse are not married throughout the one year period ending on the date of the Participant's death, or if the Participant's spouse is the Participant's sole primary Beneficiary.

      8.2 NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 8.1, or if the Beneficiary named by a Participant predeceases him or dies before complete distribution of the Participant's Accrued Benefit as prescribed by the Participant's Beneficiary form, then the Trustee will pay the Participant's Accrued Benefit in one, or any combination, of the methods specified under Section 6.2 in the following order of priority to: (a) the Participant's surviving spouse; (b) the Participant's surviving children, including adopted children, in equal shares;
(c) the Participant's surviving parents, in equal shares, or (d) the legal representative of the estate of the last to die of the Participant and his Beneficiary. The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.2.

      8.3 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

      8.4 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Advisory Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

      8.5 ASSIGNMENT OR ALIENATION. Subject to Code Section 414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

      8.6 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information request by ERISA to be furnished without charge.

      8.7 LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of




                                      30.

ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

      8.8 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.8 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator will furnish him with a copy of any item listed in this Section 8.8. The Plan Administrator may make a reasonable charge to the requesting person for a copy so furnished.

      8.9 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Plan Administrator will provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant must set forth: (a) the specific reason for the denial; (b) specific references to pertinent Plan provisions on which the Advisory Committee based its denial; (c) a description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and
(d) that any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the 75 day period will render the Advisory Committee's determination final, binding and conclusive. If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, believes are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Advisory Committee will re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee must advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day limit unfeasible, but in no event shall the Advisory Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review. The Participant's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his appeal.

      8.10 PARTICIPANT DIRECTION OF INVESTMENT. Except as provided in this
Section 8.10, a Participant does not have the right to direct the Trustee with respect to the investment or reinvestment of the assets comprising the Participant's individual Account. Each Qualified Participant may direct the Trustee as to the investment of 25% of the value of the Participant's Accrued Benefit attributable to the Employer Securities (the "Eligible Accrued Benefit") within 90 days after the Accounting Date of each Plan Year (to the extent a direction amount exceeds the amount to which a prior direction under this Section 8.10 applies) during the Participant's



                                      31.

Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee will substitute "50%" for "25%" in the immediately preceding sentence The Qualified Participant must make his direction to the Trustee in writing, the direction may be effective no later than 180 days after the close of the Plan Year to which the direction applies, and the direction must specify which, if any, of the investment options the Participant selects.

      A Qualified Participant may chose one of the following investment options:

          (a) The distribution of the portion of his Eligible Accrued Benefit covered by the election. The Trustee will make the distribution within 90 days after the last day of the period during which the Qualified Participant may make the election. The provisions of this Plan applicable to a distribution of Employer Securities, including the put option requirements of Article XI, apply to this investment option.

          (b) The direct transfer of the portion of his Eligible Accrued Benefit covered by the election to another qualified plan of the Employer which accepts such transfers, but only if the transferee plan permits employee-directed investment and does not invest in Employer Securities to a substantial degree. The Trustee will make the direct transfer no later than 90 days after the last day of the period during which the Qualified Participant may make the election.

      For purposes of this Section 8.10, the following definitions apply:

          (i) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A "year of participation" means a Plan Year in which the Participant was eligible for an allocation of Employer contributions, irrespective of whether the Employer actually contributed to the Plan for that Plan Year.

          (ii) "Qualified Election Period" means the 6 Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

                                  ARTICLE IX

       ADVISORY COMMITTEE DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

      9.1 MEMBERS' COMPENSATION, EXPENSES. The Employer must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. The members of the Advisory Committee will serve without compensation for services as such, but the Employer will pay all expenses of the Advisory Committee, including the expense for any bond required under ERISA.

      9.2 TERM. Each member of the Advisory Committee serves until his successor is appointed.




                                      32.

      9.3 POWERS. In case of vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred Upon the Advisory Committee pending the filling of the vacancy.

      9.4 GENERAL. The Advisory Committee has the following powers and duties:

          (a) To select a secretary, who need not be a member of the Advisory Committee;

          (b) To determine the rights of eligibility of an Employee to participate in this Plan, the value of a Participant's Accrued Benefit, and the Nonforfeitable percentage of each Participant's Accrued Benefit;

          (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

          (d) To enforce the terms of the Plan and the rules and regulations it adopts;

          (e) To direct the Trustee as respects the crediting and distribution of the Trust;

          (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

          (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

          (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

          (i) To engage the services of an investment manager or managers (as defined in ERISA Section 3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

      The Plan Administrator and Advisory Committee shall be vested with sole discretionary authority (i) to construe and interpret the Plan and its Trust, their terms and any rules and regulations promulgated thereunder, including but not limited to resolving ambiguities, inconsistencies and omissions; (ii) to construe and interpret the Federal and state laws and regulations that relate to the Plan and Trust; (iii) to decide all factual questions arising in connection with the Plan and Trust; and (iv) to decide all other questions arising in connection with the Plan and Trust, including but not limited to determination of eligibility, entitlement to benefits, and vesting. All findings of the Plan Administrator or Advisory Committee shall be



                                      33.

final and shall be binding and conclusive upon all persons having any interest in the Plan or Trust.

      The Advisory Committee must exercise all of its powers, duties, and discretion under the Plan in a uniform and nondiscriminatory manner.

      Loan Policy. The Advisory Committee will not make loans to Plan Participants.

      9.5 FUNDING POLICY. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan, and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to the Plan investment manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

      9.6 MANNER OF ACTION. The decision of a majority of the members appointed and qualified controls.

      9.7 AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize any one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

      9.8 INTERESTED MEMBER. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee

      9.9 INDIVIDUAL ACCOUNTS. The Advisory Committee will maintain, or direct the Trustee to maintain, a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. The Advisory Committee must maintain one Account designated as the Employer Securities Account to reflect a Participant's interest in Employer Securities held by the Trust and another Account designated as the General Investments Account to reflect the Participant's interest in the Trust Fund attributable to assets other than Employer Securities. If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.8), the Advisory Committee, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

      The Advisory Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 9.11. The Advisory Committee may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income,




                                      34.

gain or loss allocations Under Section 9.11. The Advisory Committee shall maintain records of its activities.

      9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit is its value as of the valuation date immediately preceding the date of the distribution.

      9.11 ALLOCATIONS TO PARTICIPANT'S ACCOUNTS. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under
Section 10.14. As of each valuation date the Advisory Committee must adjust General Investment Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

           (A) EMPLOYER SECURITIES ACCOUNT. As of the Accounting Date of each Plan Year, the Advisory Committee first will reduce Employer Securities Accounts for any forfeitures arising under Section 5.9 and then will credit the Employer Securities Account maintained for each Participant with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his Employer Securities Account. The Advisory Committee will allocate Employer Securities acquired with an Exempt Loan under Section 10.3(C) in accordance with that Section. Except as otherwise specifically provided in Section 10.3(C), the Advisory Committee will base allocations to the Participants' Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. In making a forfeiture reduction under this
Section 9.11, the Advisory Committee, to the extent possible, first must forfeit from a Participant's General Investments Account before making a forfeiture from his Employer Securities Account.

           (B) GENERAL INVESTMENTS ACCOUNT.

               Trust Fund Accounts. The allocation provisions of this paragraph apply to all Participant General Investment Accounts other than segregated investment Accounts. The Advisory Committee first will adjust the Participant General Investment Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under Section 5.9 or under Section 9.14 for amounts charged during the valuation period to the Accounts in accordance with Section 9.13 (relating to distributions) and for the amount of any General Investment Account which the Trustee has fully distributed since the immediately preceding valuation date. The Advisory Committee then, subject to the restoration allocation requirements of Section 5.4 or of Section 9.14, will allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date. In making its





                                      35.

allocations under this Section 9.11 (B), the Advisory Committee ?????? Employer Securities allocated to Employer Securities Accounts, stock dividends on allocated Employer Securities and interest paid by the Trust on an Exempt Loan. The Advisory Committee will include as income (available for payment on an Exempt Loan) ANY cash dividends on Employer Securities except cash dividends which the Advisory Committee has directed to the Trustee to distribute in accordance with Section 10.8.

               Segregated investment Accounts. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under Section 5.9 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

               Additional rules. An Excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.11(B). This Section 9.11(B) applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

      9.12 INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

      9.13 ACCOUNT CHARGED. The Advisory Committee will charge all distributions made to a Participant or to his Beneficiary from his Account against the Account of the Participant when made.

      9.14 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Advisory Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Advisory Committee, by certified or registered mail addressed to his last known address of record with the Advisory Committee or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 9.14 and otherwise must comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within 6 months from the date of mailing of the notice, the Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section
3.5. Where the benefit is distributable to the Participant, the forfeiture under this paragraph occurs as of the last day of the notice period, if the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, or as of the first day




                                      36.

of the benefit is distributable without the Participant's consent, if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500. Where the benefit is distributable to a Beneficiary, the forfeiture occurs on the date the notice period ends except, if the Beneficiary is the Participant's spouse and the Nonforfeitable Accrued Benefit payable to the spouse exceeds $3,500, the forfeiture occurs as of the first day the benefit is distributable without the spouse's consent. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Accrued Benefit in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

      If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section
9.14 makes a claim, at any time, for his forfeited Accrued Benefit, the Advisory Committee must restore the Participant's or Beneficiary's forfeited accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee will direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.14 apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions.

                                   ARTICLE X

                          TRUSTEE, POWERS AND DUTIES

      10.1 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

      10.2 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the funds contributed to it by the Employee but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

      10.3 FULL INVESTMENT POWERS.



                                      37.

          (A) TRUSTEE POWERS. The Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of properly appointed Investment Manager or with respect to a Plan asset subject to Employer, Participant or Advisory Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

              (a) To invest the Trust Fund primarily in Employer Securities ("primarily" meaning the authority to hold and to acquire not more than 100% of the Trust Fund in Employer Securities) and to invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding investments the Trustee deems appropriate as a prudent man would do under like circumstances with due regard for the purposes of this Plan. An investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments.

              (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest. If the Trustee is a bank or similar financial institution supervised by the United States or by a State, this paragraph (b) includes specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code Section 414(b)) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code Section 584 which the Trustee (or its affiliate, as defined in Code Section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as Trustee and which conforms to the rules of the Comptroller of the Currency.

              (c) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such consideration and on such terms and conditions as the Trustee decides.

              (d) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the




                                      38.

Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee.

              (e) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

              (f) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

              (g) To vote, subject to Section 10.16, all voting stock held by the Trust Fund.

              (h) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

              (i) To hold any securities or other property in the name of the Trustee or its nominee, or in another form as it may deem best, with or without disclosing the trust relationship.

              (j) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

              (k) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

              (1) To file all tax returns required of the Trustee.

              (m) To furnish to the Employer, the Plan Administrator, and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investment, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator, and the Advisory Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

              (n) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.




                                      39.

              (o) The Trustee will allocate any insurance proceeds received from the purchase of insurance contracts under paragraph (a) to Participants' Accounts in the same manner as the allocation under Section 3.4 of the Employer contribution for the Plan Year in which the death of the insured Participant occurs.

          (B) PARTICIPANT LOANS. As provided by Section 9.4, the Trustee is not authorized to make Participant loans.

          (C) EXEMPT LOAN. This Section 10.3(C) specifically authorizes the Trustee to enter into an Exempt Loan transaction. The following terms and conditions will apply to any Exempt Loan:

              (1) The Trustee will use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes:
(i) to acquire Employer Securities; (ii) to repay such loan; or (iii) to repay a prior Exempt Loan. Except as provided in Sections 11.1 and 11.3, no Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not the Exempt Loan is repaid or this Plan is then an employee stock ownership plan.

              (2) The interest rate of the loan may not be more than reasonable rate of interest.

              (3) Any collateral the Trustee pledges to the creditor must consist only of the assets purchased by the borrowed fund and those assets the Trust used as collateral on the price Exempt Loan repaid with the proceeds of the current Exempt Loan.

              (4) The creditor may have no recourse against the Trust under the loan except with respect to such collateral given for the loan, contributions (other than contributions of Employee Securities) that the Employer makes to the Trust to meet it obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. The Advisory Committee and the Trustee must account separately for such contributions and earnings in the books of account of the Plan until the Trust repays the loan.

              (5) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

              (6) The Trustee must add and maintain all assets acquired with the proceeds of an Exempt Loan in a suspense Account. In withdrawing assets from the suspense Account, the Trustee will apply the provisions of Treas. Reg. Sections 54.4975(b)(8) and (15) .




                                      40.

as if all securities in the suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee will effect the release of assets in the suspense Account from encumbrances. For each Plan Year during the duration of the loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest (or principal only) paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest (or principal only) to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If the release from encumbrance is determined solely with reference to principal payments, (i) the Exempt Loan shall provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amount for ten years, (ii) the interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. The right to release Employer Securities based on principal only and therefore the preceding sentence are not applicable from the time that, by reason of renewal, extension, or refinancing, the sum of the expired duration of the Exempt Loan, the renewal period, the extension period, and the duration of a new Exempt Loan exceeds ten years. If collateral includes more than one class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. The Advisory Committee will allocate assets withdrawn from the suspense Account to the Accounts of Participants who otherwise share in the allocation of the Employer's contribution for the Plan Year for which the Trustee has paid the portion of the loan resulting in the release of the assets. The Advisory Committee consistently will make this allocation as of each Accounting Date on the basis of non-monetary units, taking into account the relative Compensation of all such Participants for such Plan Year.

          (7) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

          (8) Notwithstanding the fact this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an exempt loan will continue after the Trustee repays the loan to be subject to the provisions of Treas. Reg. Sections 54.4975(b)(4), (10), (11) and (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code Section 409(h).

          (9) If Employer Securities acquired with the proceeds of an exempt loan available for distribution consist of more than one class, a Participant must receive substantially the same proportion of each such class.

      10.4 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, the Advisory Committee, and the Employer at all reasonable times and may be audited from time to time by any person or persons as the




                                      41.

Employer, Plan Administrator or Advisory Committee may specify in writing. The Trustee must furnish the Employer, Advisory Committee, or the Plan Administrator with whatever information relating to the Trust Fund the Advisory Committee or Plan Administrator considers necessary.

      10.5 FEES AND EXPENSES FROM FUND. The Trustee will receive reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee. The Trustee will pay all expenses reasonably incurred by it in its administration of the Plan from the Trust Fund unless the Employer pays the expenses. The Advisory Committee will not treat any fee or expense paid, directly or indirectly, by the Employer as an Employer contribution, provided the fee or expense relates to the ordinary and necessary administration of the Fund. No person who is receiving All pay from the Employer shall receive compensation for services as Trustee.

      10.6 PARTIES TO LITIGATION. Except as otherwise provided by ERISA, only the Employer, the Plan Administrator, the Advisory Committee, and the Trustee are necessary parties to any court proceeding involving the Trustee or the Trust Fund. No Participant, or Beneficiary, is entitled to any notice of process unless required by ERISA. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Advisory Committee, the Trustee, Participants and Beneficiaries.

      10.7 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

      10.8 DISTRIBUTION OF TRUST FUND. The Trustee shall make all distributions of a Participant's Nonforfeitable Accrued Benefit in whole shares of Employer Securities valued at fair market value at the time of distribution unless, effective January 1, 1993 through December 31, 1995, the Participant elects to receive his or her accrued benefit entirely in cash. The Trustee will pay in cash any fractional security share to which a Participant or his Beneficiary is entitled. In the event the Trustee is to make a distribution in shares of Employer Securities, the Trustee may apply any balance in a Participant's General Investments Account to provide whole shares of Employer Securities for distribution at the then fair market value.

      If the Employer's charter or bylaws restrict ownership of substantially all shares of Employer Securities to Employees and the Trust, as described in Code Section 409(h)(2), the Trustee will make the distribution of a Participant's Accrued Benefit entirely in cash.

      Notwithstanding the preceding provisions of this Section 10.8, the Trustee, if directed in writing by the Advisory Committee, will pay, in cash, any cash dividends (which have been held by the Plan for less than two years) on Employer Securities allocated, or allocable to Participants Employer Securities Accounts, irrespective of whether a Participant is fully vested




                                      42.

in his Employer Securities Account. The Advisory Committee's direction must state whether the Trustee is to pay the cash dividend distributions currently, or within the 90 day period following the close of the Plan Year in which the Employer pays the dividends to the Trust. The Advisory Committee may request the Employer to pay dividends on Employer Securities directly to Participants.

      10.9 DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee must promptly notify the Advisory Committee and shall dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

      10.10 THIRD PARTY. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. The decision of a majority of the Trustee(s) shall control with respect to any decision regarding the administration or investment of the Trust Fund.

      10.11 RESIGNATION. The Trustee may resign at any time as Trustee of the Plan by giving 30 days' written notice in advance to the Employer and to the Advisory Committee. If the Employer fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

      10.12 REMOVAL. The Employer, by giving 30 days' written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

      10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.



                                      43.

      10.14 VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each Participant's Accrued Benefit in the Trust, and the Trustee also must value the Trust Fund on such other dates, as directed by the Advisory Committee. With respect to activities carried on by the Plan, an independent appraiser meeting requirements similar to those prescribed by Treasury regulations under Code
Section 170(a)(1) must perform all valuations of Employer Securities which are not readily tradeable on an established securities market.

      10.15 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED. The Trustee is not liable for the acts or omissions of any investment Manager or Managers the Advisory Committee may appoint, nor is the Trustee be under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

      10.16 PARTICIPANT VOTING RIGHTS--EMPLOYER SECURITIES. With respect to the voting of Employer Securities which are not part of a registration-type class of securities (as defined in Code Section 409(e)(4)), a Participant (or Beneficiary) has the right to direct the Trustee regarding the voting of such Employer Securities allocated to his Employer Securities Account with respect to any corporate matter which involves the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Treasury may prescribe in regulations. As to any Employer Securities allocated to the Participant's Employer Securities Account which are part of a registration-type class of securities, the voting rights provided in this Section 10.16 extend to all corporate matters requiring a vote of stockholders. The Trustee does not have the right to vote any Employer Securities which a Participant (or Beneficiary) fails to vote as authorized by this Section 10.16.

                                  ARTICLE XI

                       REPURCHASE OF EMPLOYER SECURITIES

      11.1 PUT OPTION. Employer Securities that are not readily tradable on an established market when distributed shall be subject to the following put option. The put option must:

                  (i) Be exercisable by a Participant or his donee or a person, estate or distributee to whom the Employer Security passes by reason of death (the "Optionor");

                  (ii) Permit the Optionor to put the Employer Securities to
                       the:





                                      44.

                       (a) Employer provided, however, that the put option may grant the Plan an option to assume the Employer's rights and obligations at the time of exercise;

                       (b) A third party (for example, a Related Employer or a non-Plan shareholder) that has substantial net worth at the time the Exempt Loan is made and whose net worth is reasonably expected to remain substantial if it is known at the time an Exempt Loan is made that Federal or state law shall be violated by the Employer's honoring such put option;

                 (iii) if the Employer Securities were acquired with the
                       proceeds of an Exempt Loan, be exercisable at least during a 15-month period which begins on the date the Employer Securities subject to the put option are distributed by the Plan, excluding any time when the Optionor is unable to exercise the option because the party in (ii) above is prohibited by law from honoring it (subject to the notice provisions in Treasury Regulation Section 54.4975-7(b)(1l)(ii) for publicly traded securities which cease to be so during that 15-month period);

                 (iv) if the Employer Securities were not acquired with the proceeds of an Exempt Loan, be exercisable for an initial period of at least sixty (60) days following the date of distribution of the Employer Securities, and if necessary, for a second period of at least sixty (60) days in the following Plan Year after the new determination of the fair market value of the Employer Securities by the Advisory Committee and notice to the Optionor of the new fair market value;

                 (v) Exercised by the Optionor by notifying the Employer in writing that the put option is being exercised;

                 (vi) Exercisable at the value of the Employer Securities as determined under Section 11.6(a); and

                 (vii) Have payment terms as provided in Section 11.4.

      Payment to the Optionor may be restricted only by the terms of an Exempt Loan, unless otherwise required by state law.

      11.2 RESTRICTION ON EMPLOYER SECURITIES. Except upon the prior written consent of the Employer, no Participant (or Beneficiary) may sell, assign, give pledge, encumber, transfer or otherwise dispose of any Employer Securities now owned or subsequently acquired by him without complying with the terms of this
Article XI. If a Participant (or Beneficiary) pledges




                                      45.

or encumbers any Employer Securities with the required prior written consent, any security holder's rights with respect to such Employer Securities are subordinate and subject to the rights of the Employer.

      11.3 LIFETIME TRANSFER/RIGHT OF FIRST REFUSAL. If any Participant (or Beneficiary) who receives Employer Securities under this Plan desires to dispose of any of his Employer Securities for any reason during his lifetime (whether by sale, assignment, gift or any other method of transfer), he first must offer the Employer Securities for sale to the Employer. The Advisory Committee may require a Participant (or beneficiary) entitled to a distribution of Employer Securities to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Employer Securities.

      In the case of an offer by a third party, the offer to the Employer is subject to all the terms and conditions set forth in Section 11.4 based on the price equal to the fair market value per share and payable in accordance with the terms of Section 11.4 unless the selling price and terms offered to the Participant by the third party are more favorable to the Participant than the selling price and terms of Section 11.4, in the event the selling price and terms of the offer of the third party apply. The Employer must give written notice to the offering Participant of its acceptance of the Participant's offer within 14 days after the Participant has given written notice to the Employer or the Employer's rights under this Section 11.3 will lapse. The Employer may grant the Trust the option to assume the Employer's rights and obligations with respect to all or any part of the Employer Securities offered to the Employer under this Section 11.3.

      Employer Securities acquired with the proceeds of an Exempt Loan cannot be publicly traded at the time the Employer's right may be exercised.

      11.4 PAYMENT OF PURCHASE PRICE. If the Employer (or the Trustee, at the direction of the Advisory Committee) exercises an option to purchase a Participant's Employer Securities pursuant to an offer given under Section 11.3 or if the Employer Securities are not readily tradable on an established market and the Participant exercises his right to a put option under Section 11.1, the purchaser(s) must make payment in a lump sum or, if the distribution to the Participant (or to his Beneficiary) constitutes a Total Distribution, in substantially equal periodic payments (not less frequently than annually) over a period not exceeding five years (and ten years for Employer Securities acquired with the proceeds of an Exempt Loan). A "Total Distribution" to a Participant (or to a Beneficiary) is the distribution, within one taxable year of the recipient, of the entire balance to the Participant's credit under the Plan. In the case of a distribution which is not a Total Distribution or which is a Total Distribution with respect to which the purchaser(s) will make payment in lump sum, the purchaser(s) must pay the Participant (or Beneficiary) the fair market value of the Employer Securities repurchased no later than 30 days after the date the Participant (or Beneficiary) exercises the option. In the case of a Total Distribution with respect to which the purchaser(s) will make installment payments, the purchaser(s) must make the first installment payment no later than 30 days after the Participant (or Beneficiary) exercises the put option. For installment amounts not paid within 30 days of the exercise of the put option, the purchaser(s) must evidence the balance of the purchase price by executing a promissory note, delivered to the selling Participant at the Closing. The note




                                      46.

delivered at Closing must bear a reasonable rate of interest, determined as of the Closing Date, and the purchaser(s) must provide adequate security. The note must provide for substantially equal periodic payments (not less frequently than annually) with interest payable with each installment, the first installment being due and payable one year after the Closing Date. The note further must provide for acceleration in the event of 30 days' default of the payment on interest or principal and must grant to the maker of the note the right to prepay the note in whole or in part at any time or times without penalty; provided, however, the purchaser(s) may not have the right to make any prepayment during the calendar year or fiscal year of the Participant (Beneficiary) in which the Closing Date occurs.

      11.5 Notice. A person has given Notice permitted or required under this
Article XI when the person deposits the Notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address currently listed for him in the records of the Advisory Committee. Any person affected by this Article XI has the obligation of notifying the Advisory Committee of any change of address.

      11.6 TERMS AND DEFINITIONS. For purposes of this Article XI:

           (a) "Fair market value" means the value of the Employer Securities:
(i) determined as of the date of the exercise of an option if the exercise is by a Disqualified Person; or (ii) in all other cases, determined as of the most recent Accounting Date. The Advisory Committee must determine fair market value of Employer Securities for all purposes of the Plan by engaging the services of an independent appraiser and taking whatever other steps that are necessary to arrive at the value in the case of a transaction between the Plan and a Disqualified Person as provided in Treasury Regulation Section 54.4975-ll(d)(5). See Section 10.14.

           (b) "Notice" means any offer, acceptance of an offer, payment or any other communication.

           (c) "Beneficiary" includes the legal representative of a deceased Participant.

           (d) "Closing" means the place, date and time ("Closing Date") to which the selling Participant (or his Beneficiary) and purchaser may agree for purposes of a sale and purchase under this Article XI, provided Closing must take place not later than 30 days after the exercise of an offer under Section 11.1.

                                  ARTICLE XII

                                 MISCELLANEOUS

      12.1 Evidence. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the




                                      47.

proper party or parties. Both the Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

      12.2 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Advisory Committee has any obligation nor responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Advisory Committee need inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer must be by its Board of Directors or its designate.

      12.3 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

      12.4 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

      12.5 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, it successors and assigns, and upon the Trustee, the Advisory Committee, the Plan Administrator and their successors.

      12.6 Word Usage. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and singular includes the plural.

      12.7 State Law. Colorado law shall determine all questions arising with respect to the provisions of this Agreement except to the extent Federal statutes supersede Colorado law.

      12.8 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Participant, or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.





                                      48.

                                 ARTICLE XIII

                   EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

      13.1 EXCLUSIVE BENEFIT. Except as provided under Article III, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust shall ever revert to or be repaid to an Employer, either directly or indirectly; nor prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus of income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. However, if the Commissioner of Internal Revenue, upon the Employer's request for initial approval of this Plan, determines that the Trust created under the Plan is not a qualified trust exempt from Federal income tax, then and only then the Trustee, upon written notice from the Employer, will return the Employer's contributions (and increment attributable to the contributions) to the employer. The Trustee must make the return of the Employer contribution under this Section 13.1 within one year of a final disposition of the Employer's request for initial approval of the Plan. The Plan and Trust will terminate upon the Trustee's return of the Employer's contributions.

      13.2 AMENDMENT BY EMPLOYER. The Employer has the right at any time and from time to time: (a) to amend this Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of Code Section 401(a); and (b) to amend this Agreement in any other manner. No amendment may authorize or permit any of the Trust Fund (other than the part required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator, or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator, or the affected member of the Advisory Committee.

      Code Section 411(d)(6) protected benefits. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code
Section 412(c)(8), and may not reduce or eliminate Code Section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code Section 411(d)(6) protected benefits if the amendment has the effect of either (l) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause
(2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of





                                      49.

benefit the Plan must continue for the affected Participants. This paragraph shall not apply to the extent that the Plan may be amended in accordance with Code Section 411(d)(6)(C).

      The Employer must make all amendments in writing. Each amendment must state the date to which it is either retroactively or prospectively effective.

      13.3 DISCONTINUANCE. THE Employer has the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first occur of the following: (a) the date terminated by action of the Employer; (b) the date the Employer shall be judicially declared bankrupt or insolvent unless the proceeding authorized continued maintenance of the Plan;
(c) the dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall substitute itself as the Employer under this Plan.

      13.4 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon the date of complete discontinuance of stock bonus plan contributions to the Plan, an affected Participant's right to his Accrued Benefit shall be 100% Nonforfeitable irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

      13.5 MERGER/DIRECT TRANSFER. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan unless immediately after the merger, consolidation or transfer the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code Section 401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer assets as a party to any such agreement, provided the other retirement plan is not subject to the joint and survivor annuity provisions of Code Section 417. The Trustee may accept a direct transfer of plan assets on behalf of an Employer prior to the date the Employee satisfies the Plan's eligibility condition(s). If the Trustee accepts such a direct transfer of plan assets, the Advisory Committee and the Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. The Trustee may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code Section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 13.2. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this Section 13.5, (2) the transfer is voluntary, under a fully informed election by




                                      50.

the Participant; (3) the Participant has an alternative that retains his Code
Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (8) the Participant has a one hundred percent (100%) Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between two defined contribution plans, between qualified plans of any type.

      Distribution restrictions under Code Section 401(k). If the Plan receives a direct Transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code Section 401(k) arrangement, the distribution restrictions of Code Sections 401(k)(2) and 401(k)(10) continue to apply to those transferred elective contributions.

      13.6 TERMINATION. Upon termination of the Plan, the distribution provisions of Article VI remain operative, with the following exceptions: (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates. To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $3,500 and the Participant does not elect an immediate distribution pursuant to clause (2) above. The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan. On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under
Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accruals but otherwise to continue maintenance of the Plan, is not a termination for purposes of this Section 13.6.






                                      51.

      IN WITNESS WHEREOF, the Employer and the Trustee have executed this Plan and Trust Agreement this 29th day of October, 1996.


                                        EMPLOYERS

                                        J. D. EDWARDS & CoMPANY


                                        By: /s/ [ILLEGIBLE]
                                           --------------------------------
                                             President

ATTEST:


/s/ [ILLEGIBLE]
------------------------
    Secretary

                                           TRUSTEE:

                                           /s/ JACK THOMPSON
                                           --------------------------------
                                           Jack Thompson


                                           /s/ GREG A. DIXON
                                           --------------------------------
                                           Greg A. Dixon

                                           /s/ RICHARD E. ALLEN
                                           --------------------------------
                                           Richard E. Allen











                                      52.

                          [J. D. EDWARDS LETTERHEAD]

                                                             February 29, 1996
Richard E. Allen
Greg A. Dixon
Robert C. Newman
Jack L. Thompson
Advisory Committee Members and/or
Trustees of the
J.D. Edwards & Company Employee Stock
Ownership Plan and Trust
8055 East Tufts Avenue
Suite 1200
Denver, CO 80237

Re: Letter Agreement on Indemnification under Section 7.03 of the J.D. Edwards
    ESOP

Dear Messrs. Allen, Dixon, Newman and Thompson:

As allowed by Section 7.03 of the J.D. Edwards & Company Employee Stock Ownership Plan and Trust Agreement ("Plan"), the following shall serve as a letter agreement delineating the extent and scope of indemnification provided to the Trustees of the Plan's trust and the members of the Plan's Advisory Committee (the "Committee") by J.D. Edwards & Company (the "Employer") in consideration for the continued services of such Trustees and Advisory Committee members.

                                  AGREEMENT

     1. To the fullest extent permitted by law, the Employer agrees and does hereby indemnify and hold harmless the Trustee and the Committee, jointly and severally, each member individually and in their representative capacities, and their officers, directors, employees, agents, successors and assigns, or any one or more of them (referred to as the "Indemnees"), from any and all manner of claims, actions, demands, proceedings, suits, expenses, charges, damages, liabilities or losses arising or which may arise in any way out of or in connection with the Plan's acquisition, disposition and holding of Employer stock, or any one or more of such acts, specifically including, without limitation, any costs and expenses (including, without limitation, attorneys fees and court costs) or other losses which may be suffered by the Trustee and the Committee, jointly and severally, each member individually and in their representative capacities, their officers, directors, employees, agents, successors and assigns, or any one or more of them, by reason of investigating, defending, preparing to defend, or settling any such claim, action, demand, proceeding or suit (whether threatened, pending or completed litigation)

Richard E. Allen
Greg A. Dixon
Robert C. Newman
Jack L. Thompson
February 29, 1996
Page 2

which may be brought by any person, organization or governmental body or agency, in connection with or in any way related to or involving the Plan's acquisition, disposition and holding of Employer stock (as defined in Department of Labor Regulation Section 2550.408e(b) and (c)), or any one or more of such acts, as aforesaid; provided, however, that no such indemnification by the Employer shall be satisfied out of the assets of the Plan.

     2. Further, to the fullest extent permitted by law, the Employer agrees and does hereby indemnify and hold harmless the Indemnees, jointly and severally, each individually and in their representative capacities, from any and all manner of claims, actions, demands, proceedings, suits, expenses, charges, damages, liabilities or losses arising or which may arise in any way out of or in connection with any act or omission related to the Indemnee's performance of duties with respect to the Plan, specifically including, without limitation, any costs and expenses (including, without limitation, attorneys fees and court costs) or other losses which may be suffered by the Indemnee by reason of investigation, defending, preparing to defend, or settling any such claim, action, demand, proceeding or suit (whether threatened, pending or completed litigation) which may be brought by any person, organization or governmental body or agency, in connection with or in any way related to an act or omission of the Indemnee while serving as a member of the Committee or a Trustee; provided, however, that no such indemnification of the Employer shall be satisfied out of the assets of the Plan.

     3. Further, the Employer hereby agrees to pay to the Trustee for deposit in the Plan, in full and immediately upon written demand, cash equal to the full amount of any claim by any person, organization or governmental body or agency, against the Trustee and the Committee, jointly and severally, each member individually and in their representative capacities, and against any of its officers, directors, employees, agents, successors and assigns, or any one or more of them, for any part or all of such property or amounts which the Trustee or the Committee, in their sole discretion, considers to be colorable, arising out of or in connection with the Plan's acquisition, disposition and holding of Employer stock (as defined in Department of Labor Regulation Section 2550.408e(b) and (c)), or any one or more of such acts.

     4. To the fullest extent permitted by law, the Employer does hereby indemnify and hold harmless the Trustee and the Committee, jointly and severally, each member individually and in their representative capacities, and their officers, directors, employees, agents, successors and assigns, or any one or more of them, for, and hereby agrees to reimburse the Trustee and the Committee, jointly and severally, each member individually and in their representative capacities, and their officers, directors, employees, agents, successors and assigns, or any one or more of them, any taxes (including interest and penalties) which may be imposed on or with respect to the income or principal of the Plan for any year, under the laws of any jurisdiction, for which the Trustee and the Committee, jointly and severally, each member individually and

Richard E. Allen
Greg A. Dixon
Robert C. Newman
Jack L. Thompson
February 29, 1996
Page 3

in their representative capacities, and their directors, employees, agents, successors and assigns, or any one or more of them, is or at any time becomes liable; provided, however, that such amounts due arise in any way out of or in connection with the Plan's acquisition, disposition and holding of Employer stock (as defined in Department of Labor Regulation Section 2550.408e(b) and
(c)), or any one or more of such acts; provided further however, that such amounts shall be payable out of Plan assets only to the extent permitted by law.

     5. The Employer also agrees to reimburse to the Trustee and the Committee, jointly and severally, each member individually and in their representative capacities, and their officers, directors, employees, agents, successors and assigns, or any one or more of them, and does hereby jointly and severally, to the fullest extent of the law, indemnify and hold harmless the Trustee and the Committee, jointly and severally, each member individually and in their representative capacious, and their officers, directors, employees, agents, successors and assigns, or any one or more of them as aforesaid, for all costs and expenses (including without limitation court costs and attorneys fees) which may be incurred by them, or any one or more of them, by reason of the failure of the Employer to pay to the Trustee and the Committee, jointly and severally, each member individually and in their representative capacities, and their officers, directors, employees, agents, successors and assigns, or any one or more of them, promptly upon demand any and all amounts due under this Agreement; provided, however, that no such indemnification by the Employer shall be satisfied out of the assets of the Plan.

     6. At the election of the Trustee and the Committee, jointly or severally, each member individually and in their representative capacities, and their officers, directors, employees, agents, successors and assigns, or any one or more of them, the Employer shall tender a full, fair and competent defense for such party or parties in the event that a claim contemplated by this Agreement is brought, whether directly or by a counterclaim. If no such election is made, the Employer agrees in pay in advance of the final disposition of a civil or criminal action, suit or proceeding contemplated under Paragraph 1 above, any and all expenses incurred in investigating, defending, preparing to defend, or settling any such claim, action, demand, proceeding or suit (whether threatened, pending or completed litigation).

     7. All of the recitations contained in this Agreement shall be considered a part of this Agreement.

     8. This Agreement shall be binding on the Employer and on the Trustee and Committee, each member individually and in their representative capacities, and on their respective heirs, executors, administrators, personal representatives, officers, directors, employees, agents, successors and assigns, and shall inure to the benefit of the Trustees and

Richard E. Allen
Greg A. Dixon
Robert C. Newman
Jack L. Thompson
February 29, 1996
Page 4

Committee, each member individually and in their representative capacities, and their officers, directors, employees, agents, successors and assigns.

     9. This Agreement shall be interpreted in conjunction with the Plan as in existence on the date this Agreement becomes effective and any successor plan thereto. In event of a conflict between this Agreement and the Plan, whichever provides the broadest protection to the Trustee and the Committee shall control. Nothing in this Agreement shall relieve any party or parties of any liability for any breach of their fiduciary responsibilities or liability for any responsibility, obligation or duty under Part 4 of Subtitle B of Subchapter I of the Employee Retirement Income Security Act of 1974, as amended.

     10. If any provision of this Agreement is held invalid, it shall not affect the validity of any other provision of this Agreement or of this Agreement as a whole, which shall continue to be given full force and effect as if such invalid provision were never included herein. Furthermore, the invalid provision shall be construed so as to give it the maximum possible effect in order to carry out the intent of the Company in extending this indemnification and remaining in compliance with the requirements of applicable law. This documents may be signed in separate counterparts, which, together, shall be taken as one and the same document.

     11. This indemnification agreement shall automatically be extended to any other persons who become members of the Committee or Trustees of the Plan's trust in the future, including but not limited to individuals who at the time of such services are employees of the Employer. Notwithstanding the foregoing, under no circumstances shall this letter agreement cover any financial institution (such as a bank, trust company, or similar entity) which may in the future serve as the Trustee of the Plan's trust.

                                                Sincerely,


                                                J.D. EDWARDS & COMPANY

                                                /s/ C. EDWARD MCVANEY
                                                -------------------------------
                                                C. Edward McVaney